SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-6498 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

Item 5.    Other Events.

On April 22, 2003, we issued the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued April 22, 2003.

Item 9.    Regulation FD Disclosure.

This information is being provided under Item 12. Disclosure of Results of Operations and Financial Condition.

See Item 5. Other Events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

By:	/s/ CHRISTOPHER J. KEARNEY

Christopher J. Kearney Vice President, Secretary, and General Counsel

Date: April 22, 2003

S-1

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued April 22, 2003.

E-1